                                                                   EXHIBIT 10.28


                            NONCOMPETITION AGREEMENT

      THIS NONCOMPETITION AGREEMENT is being executed and delivered as of May 13, 2002 by and between Larry Mihalchik (the "Employee") and IXYS
Corporation, a Delaware corporation ("Parent"). Certain capitalized terms used in this Noncompetition Agreement are defined in Section 19.

                                    RECITALS


      A. As an employee and optionholder of Clare, Inc., a Massachusetts corporation (the "Company"), the Employee has obtained extensive and valuable knowledge and confidential information concerning the business of the Company and its subsidiaries (the Company and its subsidiaries are hereinafter referred to as the "Acquired Corporations").


      B. Parent, the Company and Teacup Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of Parent ("Merger Sub") entered into an Agreement and Plan of Merger dated as of April 22, 2002 (the "Merger Agreement") which provides (subject to the conditions set forth therein) for the merger of Merger Sub with and into the Company.

      C. In order to induce Parent and Merger Sub to enter into the Merger Agreement, the Employee had previously agreed to enter into this Noncompetition Agreement following the execution of the Merger Agreement but prior to the Closing Date, as such term is defined in the Merger Agreement.

                                    AGREEMENT


The parties hereto, intending to be legally bound, do hereby agree as follows:


      1. RESTRICTION ON COMPETITION; PAYMENT. Parent shall pay the Employee $275,000 immediately following the Closing (as defined in the Merger Agreement) by wire transfer of immediately available funds to an account designated by the Employee prior to the Closing Date (as defined in the Merger Agreement).
During the Noncompetition Period, the Employee shall not, and shall not permit any of his Affiliates to:

            (a) engage directly or indirectly in Competition in any Restricted Territory; or

            (b) directly or indirectly be or become an officer, director, Employee, owner, co-owner, Affiliate, partner, promoter, employee, agent, representative, designer, consultant, advisor, manager, licensor, sublicensor, licensee or sublicensee of, for or to, or otherwise be or become associated with or acquire or hold (of record, beneficially or otherwise) any direct or indirect interest in, any Person that engages directly or indirectly in Competition in any Restricted Territory;

provided, however, that the Employee may, without violating this Section 1, own, as a passive investment, shares of capital stock of a publicly-held corporation that engages in Competition if (i) such shares are actively traded on an established national securities market in the United States, (ii) the number of shares of such corporation's capital stock that are owned beneficially (directly or indirectly) by the Employee and the number of shares of such corporation's capital
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stock that are owned beneficially (directly or indirectly) by the Employee's
Affiliates collectively represent less than one percent of the total number of shares of such corporation's capital stock outstanding, and (iii) neither the Employee nor any Affiliate of the Employee is otherwise associated directly or indirectly with such corporation or with any Affiliate of such corporation.

      2. NO HIRING OR SOLICITATION OF EMPLOYEES. The Employee agrees that, during the Noncompetition Period, the Employee shall not, and shall not permit any of his Affiliates to: (a) hire any Specified Employee (as defined below), or (b) directly or indirectly, personally or through others, encourage, induce, attempt to induce, solicit or attempt to solicit (on the Employee's own behalf or on behalf of any other Person) any Specified Employee or any other employee to leave his or her employment with Parent, any of the Acquired Corporations or any of Parent's other subsidiaries. For purposes of this Section 2, "Specified Employee" shall mean any individual who (i) is or was an employee of any of the Acquired Corporations on the date of this Noncompetition Agreement or during the 180-day period ending on the date of this Noncompetition Agreement, and (ii) remains or becomes an employee of Parent, any of the Acquired Corporations, Merger Sub or any of Parent's other subsidiaries on the date of this Noncompetition Agreement or at any time during the Noncompetition Period.

      3. CONFIDENTIALITY. The Employee agrees that he or she shall hold all Confidential Information in strict confidence and shall not at any time (whether during or after the Noncompetition Period): (a) reveal, report, publish, disclose or transfer any Confidential Information to any Person (other than Parent or the Acquired Corporations); (b) use any Confidential Information for any purpose; or (c) use any Confidential Information for the benefit of any Person (other than Parent or the Acquired Corporations).

      4. REPRESENTATIONS AND WARRANTIES. The Employee represents and warrants, to and for the benefit of the Indemnitees, that: (a) he or she has full power and capacity to execute and deliver, and to perform all of his obligations under, this Noncompetition Agreement; and (b) neither the execution and delivery of this Noncompetition Agreement nor the performance of this Noncompetition Agreement will result directly or indirectly in a violation or breach of (i) any agreement or obligation by which the Employee or any of his Affiliates is or may be bound, or (ii) any law, rule or regulation. The Employee's representations and warranties shall survive the expiration of the Noncompetition Period for an unlimited period of time.

      5. SPECIFIC PERFORMANCE. The Employee agrees that, in the event of any breach or threatened breach by the Employee of any covenant or obligation contained in this Noncompetition Agreement, each of Parent, the Company and the other Indemnitees shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. The Employee further agrees that no Indemnitee shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5, and the Employee irrevocably waives any right he or she may have to require any Indemnitee to obtain, furnish or post any such bond or similar instrument.

      6. INDEMNIFICATION. Without in any way limiting any of the rights or remedies otherwise available to any of the Indemnitees, the Employee shall indemnify and hold harmless each Indemnitee against and from any loss, damage, injury, harm, detriment, lost opportunity, liability, exposure, claim, demand, settlement, judgment, award, fine, penalty, tax, fee (including attorneys' fees), charge or expense (whether or not relating to any third-party claim) that is directly or indirectly suffered or incurred at any time (whether during or after the Noncompetition Period) by such Indemnitee, or to which such Indemnitee otherwise becomes subject at any time (whether during or after the Noncompetition Period), and that arises directly or indirectly out of or by virtue of, or relates directly or indirectly to, (a) any inaccuracy in or breach of any representation or warranty contained in this Noncompetition Agreement, or
(b) any failure on the part of the Employee to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation or other provision contained in this Noncompetition Agreement.

      7. NON-EXCLUSIVITY. The rights and remedies of Parent, the Company and the other Indemnitees under this Noncompetition Agreement are not exclusive of or limited by any other rights or remedies which they may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent, the Company and the other Indemnitees under this Noncompetition Agreement, and the obligations and liabilities of the Employee under this Noncompetition Agreement, are in addition to their respective rights, remedies, obligations and liabilities under the law of unfair competition, under laws relating to misappropriation of trade secrets, under other laws and common law requirements and under all applicable rules and regulations. Nothing in this Noncompetition Agreement shall limit any of the Employee's obligations, or the rights or remedies of Parent, the Company or any of the other Indemnitees, under the Merger Agreement; and nothing in the Merger Agreement shall limit any of the Employee's obligations, or any of the rights or remedies of Parent, the Company, or any of the other Indemnitees, under this Noncompetition Agreement. No breach on the part of Parent, the Company or any other party of any covenant or obligation contained in the Merger Agreement or any other agreement shall limit or otherwise affect any right or remedy of Parent, the Company or any of the other Indemnitees under this Noncompetition Agreement.

      8. SEVERABILITY. If any provision of this Noncompetition Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Noncompetition Agreement. Each provision of this Noncompetition Agreement is separable from every other provision of this Noncompetition Agreement, and each part of each provision of this Noncompetition Agreement is separable from every other part of such provision.

      9. GOVERNING LAW; VENUE.

            (a) This Noncompetition Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

            (b) Any legal action or other legal proceeding relating to this Noncompetition Agreement or the enforcement of any provision of this Noncompetition Agreement may be brought or otherwise commenced in any state or federal court located in Santa Clara County, California. The Employee:

                  (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in Santa Clara County, California (and each appellate court located in the State of California), in connection with any such legal proceeding;

                  (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him or her at the address set forth on the signature page of this Noncompetition Agreement shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

                  (iii) agrees that each state and federal court located in Santa Clara County, California shall be deemed to be a convenient forum; and

                  (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in Santa Clara County, California any claim that the Employee is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Noncompetition Agreement or the subject matter of this Noncompetition Agreement may not be enforced in or by such court.

Nothing contained in this Section 9 shall be deemed to limit or otherwise affect the right of any Indemnitee to commence any legal proceeding or otherwise proceed against the Employee in any other forum or jurisdiction.


            (c) THE EMPLOYEE IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS NONCOMPETITION AGREEMENT OR THE ENFORCEMENT OF ANY PROVISION OF THIS NONCOMPETITION AGREEMENT.


      10. WAIVER. No failure on the part of Parent, the Company or any other Indemnitee to exercise any power, right, privilege or remedy under this Noncompetition Agreement, and no delay on the part of Parent, the Company or any other Indemnitee in exercising any power, right, privilege or remedy under this Noncompetition Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Indemnitee shall be deemed to have waived any claim of such

Indemnitee arising out of this Noncompetition Agreement, or any power, right, privilege or remedy of such Indemnitee under this Noncompetition Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Indemnitee; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

      11. SUCCESSORS AND ASSIGNS. Each of Parent, the Company and the other Indemnitees may freely assign any or all of its rights under this Noncompetition Agreement, at any time, in whole or in part, to any Person without obtaining the consent or approval of the Employee or of any other Person. This
Noncompetition Agreement shall be binding upon the Employee and his heirs, executors, estate, personal representatives, successors and assigns, and shall inure to the benefit of Parent, the Company, Merger Sub and the other Indemnitees.

      12. FURTHER ASSURANCES. The Employee shall (at the Employee's sole expense) execute and/or cause to be delivered to each Indemnitee such instruments and other documents, and shall (at the Employee's sole expense) take such other actions, as such Indemnitee may reasonably request at any time (whether during or after the Noncompetition Period) for the purpose of carrying out or evidencing any of the provisions of this Noncompetition Agreement.

      13. ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Noncompetition Agreement or the enforcement of any provision of this Noncompetition Agreement is brought against the Employee, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

      14. CAPTIONS. The captions contained in this Noncompetition Agreement are for convenience of reference only, shall not be deemed to be a part of this Noncompetition Agreement and shall not be referred to in connection with the construction or interpretation of this Noncompetition Agreement.

      15. CONSTRUCTION. Whenever required by the context, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Noncompetition Agreement. Neither the drafting history nor the negotiating history of this Noncompetition Agreement shall be used or referred to in connection with the construction or interpretation of this Noncompetition Agreement. As used in this Noncompetition Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words "without limitation." Except as otherwise indicated in this Noncompetition Agreement, all references in this Noncompetition Agreement to "Sections" are intended to refer to Sections of this Noncompetition Agreement.

      16. SURVIVAL OF OBLIGATIONS. Except as specifically provided herein, the obligations of the Employee under this Noncompetition Agreement (including his obligations under Sections 3, 6 and 12) shall survive the expiration of the Noncompetition Period. The expiration of the Noncompetition Period shall not operate to relieve the Employee of any obligation or liability arising from any prior breach by the Employee of any provision of this Noncompetition Agreement.

      17. OBLIGATIONS ABSOLUTE. The Employee's obligations under this Noncompetition Agreement are absolute and shall not be terminated or otherwise limited by virtue of any breach (on the part of Parent, the Company, any other Indemnitee or any other Person) of any provision of the Merger Agreement or any other agreement, or by virtue of any failure to perform or other breach of any obligation of Parent, the Company, any other Indemnitee or any other Person.

      18. AMENDMENT. This Noncompetition Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of the Employee and Parent (or any successor to Parent).

      19. DEFINED TERMS. For purposes of this Noncompetition Agreement:

            (a) "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.


            (b) "Competing Product" means any: (i) product, that has been designed, developed, manufactured, assembled, promoted, sold, supplied, distributed, resold, installed, supported, maintained, repaired, refurbished, licensed, sublicensed, financed, leased or subleased by or on behalf of any of the Acquired Corporations (or any predecessor of any of the Acquired Corporations) at any time during the Employee's employment by the Company; (ii) product that has been designed, developed, manufactured, assembled, promoted, sold, supplied, distributed, resold, installed, supported, maintained, repaired, refurbished, licensed, sublicensed, financed, leased or subleased by or on behalf of Parent, Merger Sub or any of Parent's other subsidiaries (including any of the Acquired Corporations) at any time during the period in which the Employee is employed by Parent, Merger Sub or any of Parent's other subsidiaries (including any of the Acquired Corporations); or (iii) product, equipment, device or system that is substantially the same as, incorporates, is a material component or part of, is based upon, is functionally similar to or competes in any material respect with any product, equipment, device or system of the type referred to in clause "(i)" or "(ii)" of this sentence.



            (c) "Competing Service" means any: (i) service that has been provided, performed or offered by or on behalf of any of the Acquired Corporations (or any predecessor of any of the Acquired Corporations) at any time during the Employee's employment by the Company including, without limitation, services related to a Competing Product; (ii) service related to a Competing Product that is provided, performed or offered by or on behalf of Parent, Merger Sub or any of Parent's other subsidiaries (including any of the Acquired Corporations) at any time during the period in which the Employee is employed by Parent, Merger Sub or any of Parent's other subsidiaries (including any of the Acquired Corporations); (iii) service that facilitates, supports or otherwise relates to the design, development, manufacture, assembly, promotion, sale, supply, distribution, resale, installation, support, maintenance, repair, refurbishment, licensing, sublicensing, financing, leasing or subleasing of any Competing Product; or (iv) service that is substantially the same as, is based upon or competes in any material respect with any service referred to in clause "(i)," "(ii)" or "(iii)" of this sentence.

            (d) A Person shall be deemed to be engaged in "Competition" if: (a) such Person or any of such Person's subsidiaries or other Affiliates is engaged directly or indirectly in the design, development, manufacture, assembly, promotion, sale, supply, distribution, resale, installation, support, maintenance, repair, refurbishment, licensing, sublicensing, financing, leasing or subleasing of any Competing Product; or (b) such Person or any of such Person's subsidiaries or other Affiliates is engaged directly or indirectly in providing, performing or offering any Competing Service.

            (e) "Confidential Information" means any non-public information (whether or not in written form and whether or not expressly designated as confidential) relating directly or indirectly to Parent, any of the Acquired Corporations, Merger Sub or any of Parent's other subsidiaries or relating directly or indirectly to the business, operations, financial affairs, performance, assets, technology, processes, products, contracts, customers, licensees, sublicensees, suppliers, personnel, consultants or plans of Parent, any of the Acquired Corporations, Merger Sub or any of Parent's other subsidiaries (including any such information consisting of or otherwise relating to trade secrets, know-how, technology, inventions, prototypes, designs, drawings, sketches, processes, license or sublicense arrangements, formulae, proposals, research and development activities, customer lists or preferences, pricing lists, referral sources, marketing or sales techniques or plans, operations manuals, service manuals, financial information, projections, lists of consultants, lists of suppliers or lists of distributors); provided, however, that "Confidential Information" shall not be deemed to include information of any of the Acquired Corporations that was already publicly known and in the public domain prior to the time of its initial disclosure to the Employee.

            (f) "Indemnitees" shall include: (i) Parent; (ii) each of the Acquired Corporations; (iii) Merger Sub; (iv) each Person who is or becomes an Affiliate of Parent, Merger Sub or the Company; and (v) the successors and assigns of each of the Persons referred to in clauses "(i)", "(ii)", "(iii)" and "(iv)" of this sentence.

            (g) "Noncompetition Period" shall mean the period commencing on the Closing Date and ending on the third anniversary of the termination of his employment with the Company; provided, however, that in the event of any breach on the part of the Employee of any provision of this Noncompetition Agreement, the Noncompetition Period shall be automatically extended by a number of days equal to the total number of days in the period from the date on which such breach shall have first occurred through the date as of which such breach shall have been fully cured.

            (h) "Person" means any: (i) individual; (ii) corporation, general partnership, limited partnership, limited liability partnership, trust, company (including any limited liability company or joint stock company) or other organization or entity; or (iii) governmental body or authority.

            (i) "Restricted Territory" means each country in the world and the respective political subdivisions or territories thereof.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Noncompetition Agreement as of the date first above written.


                                        Employee:
                                        /s/ Larry Mihalchik
                                        ----------------------------------------
                                        Larry Mihalchik



                                        Address: 78 Cherry Hill Drive
                                                 -------------------------------
                                                 Beverly, MA 01915
                                                 -------------------------------



                                        Telephone No.: (978) 524 6828
                                                       -------------------------



                                        Facsimile: (978) 524 4196
                                                   -----------------------------



                                        PARENT:


                                        By: /s/ Nathan Zommer
                                            ------------------------------------



                                        Printed Name: Nathan Zommer
                                                      --------------------------



                                        Title: President and CEO
                                               ---------------------------------